UNITED STATES BANKRUPTCY COURT

SOUTHERN AND WESTERN DISTRICTS OF TEXAS

HOUSTON DIVISION

IN RE:	§	
Vanguard Natural Resources, I	§	CASE NO. 17-30560
	§	CHAPTER 11
	§	
DEBTOR	§	

CHAPTER 11 POST-CONFIRMATION REPORT
FOR THE QUARTER ENDING DECEMBER 2017

1. ☑ Quarterly or ☐ Final (check one)

2. SUMMARY OF DISBURSEMENTS*:

A. Disbursements made under the plan (itemize on page 3)	$ 19,781,429.15
B. Disbursements not under the plan	$ 0.00
Total Disbursements	$ 19,781,429.15

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3. Has the order confirming plan become final? ☑ Yes ☐ No

4. Are Plan payments being made as required under the Plan? ☑ Yes ☐ No

5. If "No", what Plan payments have not been made and why?
Please explain: ______________________

6. If plan payments have not yet begun, when will the first plan payment be made? ______________ (Date)

7. What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? August 1, 2017 (Date)

8. Please describe any factors which may materially affect your ability to obtain a final decree at this time.
None

9. Complete the form for Plan Disbursements attached.

10. CONSUMMATION OF PLAN:

A. If this is a final report, has an application for Final Decree been submitted*?

☐ Yes Date application was submitted ______________

☐ No Date when application will be submitted ______________

*(If required by Local Rule)

B. Estimated Date of Final Payment Under Plan ______________

INITIALS ____
DATE ____
UST USE ONLY

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED: ______________ DATE: 2/12/18

Ryan Midgett
(PRINT NAME)

IN RE: Vanguard Natural Resources, LLC CASE NO. 17-30560

CASH RECEIPTS AND DISBURSEMENTS	CURRENT QUARTER	CONFIRMATION TO DATE
CASH-BEGINNING OF QUARTER	27,036,529.81	0.00
RECEIPTS		28,455,011.59
DISBURSEMENTS		
NET PAYROLL		
PAYROLL TAXES PAID		
SECURED/RENTAL/LEASES		
UTILITIES		
INSURANCE		
INVENTORY PURCHASES		
VEHICLE EXPENSES		
TRAVEL & ENTERTAINMENT		
REPAIRS, MAINTENANCE & SUPPLIES		
ADMINISTRATIVE & SELLING		
OTHER (attach list)		
PLAN PAYMENTS (page 1 and page 3)	19,781,429.15	21,199,910.93
TOTAL DISBURSEMENTS (this figure should equal Total disbursements, Item 2, Summary of Disbursements)	19,781,429.15	21,199,910.93
NET CASH FLOW	(19,781,429.15)	7,255,100.66
CASH-END OF QUARTER	7,255,100.66	7,255,100.66

CASH ACCOUNT RECONCILIATION FOR ALL FUNDS
QUARTER ENDING DECEMBER

	Month/Year October 2017	Month/Year November 2017	Month/Year December 2017	Total
Bank Balance	26,533,603.73	7,840,580.70	7,255,100.66	26,533,603.73
Deposit in Transit				0.00
Outstanding Checks				0.00
Adjusted Balance	26,533,603.73	7,840,580.70	7,255,100.66	26,533,603.73
Beginning Cash-Per Books	27,036,529.81	26,533,603.73	7,840,580.70	27,036,529.81
Receipts				0.00
Transfers Between Accounts				0.00
Checks/Other Disbursements	502,926.08	18,693,023.03	585,480.04	19,781,429.15
Ending Cash-Per Books	26,533,603.73	7,840,580.70	7,255,100.66	7,255,100.66

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	Month/Year October 2017	Month/Year November 2017	Month/Year December 2017	Total
Beginning Cash	27,036,529.81	26,533,603.73	7,840,580.70	
Total Receipts				0.00
Total Disbursements	502,926.08	18,693,023.03	585,480.04	19,781,429.15
Ending Cash	26,533,603.73	7,840,580.70	7,255,100.66	

IN RE:

Vanguard Natural Resources, LLC

DEBTOR

§
§
§ **CASE NO.** 17-30560
§
§

PAYMENTS TO CREDITORS UNDER THE PLAN

CREDITOR	CLASS	NEXT PAYMENT DUE	CURRENT QUARTER	CONFIRMATION TO DATE
See Attached EXHIBIT A	9		2,841.57	498,858.20
See Attached EXHIBIT A	Admin		19,778,587.58	20,701,052.73
TOTAL PLAN PAYMENTS: (report on page 1 and page 2)			19,781,429.15	21,199,910.93

IN RE:

Vanguard Natural Resources, LLC **CASE NO.** 17-30560

DEBTOR

EXHIBIT A

CREDITOR	CLASS	NEXT PAYMENT DUE	CURRENT QUARTER	CONFIRMATION TO DATE
ALSCO	9		-	2,088.04
Baker & Hostetler	9		-	60,627.43
Citrix Systems, Inc.	9		2,841.57	2,841.57
Clean and Shiny Janitorial	9		-	5,100.00
Coca-Cola Bottling Co. High Country	9		-	269.40
England Resources Corporation	9		-	300,000.00
Epic Resources, LLC	9		-	1,141.49
Gulp-It! Inc.	9		-	402.63
High Country Carpet Care	9		-	540.00
Mediant Communications Inc	9		-	4,946.08
Nico Resources, LLC	9		-	118,079.00
Oildex	9		-	135.00
Shred-It USA LLC	9		-	30.00
Tejas Office Products	9		-	2,622.91
WYO Water Solutions	9		-	34.65
CLASS 9 TOTAL			**2,841.57**	**498,858.20**
Akin Gump Strauss Hauer	Admin		214,388.60	364,206.83
Cinco Energy Services	Admin		164,186.32	164,186.32
Evercore Group LLC	Admin		12,606,894.44	12,606,894.44
FTI Consulting, Inc.	Admin		585,525.04	585,525.04
Gardere Wynne Sewell	Admin		-	213,465.33
Huron Consulting	Admin		-	175,000.00
Jackson Walker LLP	Admin		-	208,216.47
Munger Tolles & Olsen LLP	Admin		-	29,155.00
Opportune	Admin		1,223,767.64	1,223,767.64
Paul Hastings	Admin		4,467,872.21	4,467,872.21
Prime Clerk LLC	Admin		502,926.08	502,926.08
Ropes & Gray	Admin		-	128,501.12
Troutman Sanders	Admin		13,027.25	31,336.25
ADMIN TOTAL			**19,778,587.58**	**20,701,052.73**
TOTAL PLAN PAYMENTS			**19,781,429.15**	**21,199,910.93**